Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Stetson Chung, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the quarterly report on Form 10-Q/A of Great East Bottles & Drinks (China) Holdings, Inc. for the period ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)
information contained in the quarterly report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of Great East Bottles & Drinks (China) Holdings, Inc.

Date: February 10, 2010

/s/ Stetson Chung
Stetson Chung
Chief Executive Officer